ECLIPSE FUNDS INC.

ARTICLES SUPPLEMENTARY

Eclipse Funds Inc., a Maryland corporation (hereinafter referred to as the “Corporation”), registered as an open-end management investment company under the Investment Company Act of 1940 as amended and the rules thereunder, hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST:           Under a power contained in Article V, Section 5.7 of the charter of the Corporation (the “Charter”) and pursuant to Sections 2-105(a)(9) and 2-208 of the Maryland General Corporation Law (the “MGCL”), the Board of Directors of the Corporation (the “Board”) by resolution duly adopted at a meeting held on September 24-25, 2008, reclassified:

•	250,000,000 authorized but unissued shares of MainStay Large Cap Opportunity Fund, Class A Shares, par value $0.01 per share;

•	250,000,000 authorized but unissued shares of MainStay Large Cap Opportunity Fund, Class B Shares, par value $0.01 per share;

•	250,000,000 authorized but unissued shares of MainStay Large Cap Opportunity Fund, Class C Shares, par value $0.01 per share; and

•	250,000,000 authorized but unissued shares of MainStay Large Cap Opportunity Fund, Class I Shares, par value $0.01 per share;

as shares of Common Stock of the Corporation (without further classification), par value $0.01 per share, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of Common Stock, par value $0.01 per share, of the Corporation, as set forth in Article V of the Charter and in any other provisions of the Charter relating to stock of the Corporation generally.

SECOND:      Immediately after these Articles Supplementary are accepted for record by the SDAT, the classes and series of Common Stock of the Corporation shall be as follows:

Name of Series	Name of Class	Authorized Shares (in Millions)
MainStay 130/30 Core Fund	A	200
MainStay 130/30 Core Fund	C	200
MainStay 130/30 Core Fund	I	200
MainStay 130/30 Core Fund	Investor	200
MainStay 130/30 Growth Fund	A	200
MainStay 130/30 Growth Fund	C	200
MainStay 130/30 Growth Fund	I	200
MainStay 130/30 Growth Fund	Investor	200
MainStay 130/30 High Yield Fund	A	200

Name of Series	Name of Class	Authorized Shares (in Millions)
MainStay 130/30 High Yield Fund	C	200
MainStay 130/30 High Yield Fund	I	200
MainStay 130/30 High Yield Fund	Investor	200
MainStay 130/30 International Fund	A	200
MainStay 130/30 International Fund	C	200
MainStay 130/30 International Fund	I	200
MainStay 130/30 International Fund	Investor	200
MainStay All Cap Growth Fund	A	250
MainStay All Cap Growth Fund	B	250
MainStay All Cap Growth Fund	C	250
MainStay All Cap Growth Fund	I	250
MainStay All Cap Growth Fund	R1	50
MainStay All Cap Growth Fund	R2	50
MainStay All Cap Growth Fund	Investor	200
MainStay Cash Reserves Fund	I	2,700
MainStay Cash Reserves Fund	Sweep Shares	2,650
MainStay Conservative Allocation Fund	A	250
MainStay Conservative Allocation Fund	B	250
MainStay Conservative Allocation Fund	C	250
MainStay Conservative Allocation Fund	I	250
MainStay Conservative Allocation Fund	R1	50
MainStay Conservative Allocation Fund	R2	50
MainStay Conservative Allocation Fund	Investor	200
MainStay Floating Rate Fund	A	250
MainStay Floating Rate Fund	B	250
MainStay Floating Rate Fund	C	250
MainStay Floating Rate Fund	I	250
MainStay Floating Rate Fund	Investor	200
MainStay Growth Allocation Fund	A	250
MainStay Growth Allocation Fund	B	250
MainStay Growth Allocation Fund	C	250
MainStay Growth Allocation Fund	I	250
MainStay Growth Allocation Fund	R1	50
MainStay Growth Allocation Fund	R2	50
MainStay Growth Allocation Fund	Investor	200
MainStay Growth Equity Fund	A	250
MainStay Growth Equity Fund	B	250
MainStay Growth Equity Fund	C	250
MainStay Growth Equity Fund	I	250
MainStay Growth Equity Fund	Investor	200
MainStay Income Manager Fund	A	250
MainStay Income Manager Fund	B	250
MainStay Income Manager Fund	C	250
MainStay Income Manager Fund	I	250

Name of Series	Name of Class	Authorized Shares (in Millions)
MainStay Income Manager Fund	R1	50
MainStay Income Manager Fund	R2	50
MainStay Income Manager Fund	Investor	200
MainStay Indexed Bond Fund	A	250
MainStay Indexed Bond Fund	B	250
MainStay Indexed Bond Fund	C	250
MainStay Indexed Bond Fund	I	250
MainStay Indexed Bond Fund	R1	50
MainStay Indexed Bond Fund	R2	50
MainStay Indexed Bond Fund	Investor	200
MainStay Intermediate Term Bond Fund	A	250
MainStay Intermediate Term Bond Fund	B	250
MainStay Intermediate Term Bond Fund	C	250
MainStay Intermediate Term Bond Fund	I	250
MainStay Intermediate Term Bond Fund	R1	50
MainStay Intermediate Term Bond Fund	R2	50
MainStay Intermediate Term Bond Fund	Investor	200
MainStay Moderate Allocation Fund	A	250
MainStay Moderate Allocation Fund	B	250
MainStay Moderate Allocation Fund	C	250
MainStay Moderate Allocation Fund	I	250
MainStay Moderate Allocation Fund	R1	50
MainStay Moderate Allocation Fund	R2	50
MainStay Moderate Allocation Fund	Investor	200
MainStay Moderate Growth Allocation Fund	A	250
MainStay Moderate Growth Allocation Fund	B	250
MainStay Moderate Growth Allocation Fund	C	250
MainStay Moderate Growth Allocation Fund	I	250
MainStay Moderate Growth Allocation Fund	R1	50
MainStay Moderate Growth Allocation Fund	R2	50
MainStay Moderate Growth Allocation Fund	Investor	200
MainStay Retirement 2010 Fund	A	200
MainStay Retirement 2010 Fund	I	200
MainStay Retirement 2010 Fund	R1	50
MainStay Retirement 2010 Fund	R2	50
MainStay Retirement 2010 Fund	R3	50
MainStay Retirement 2010 Fund	Investor	200
MainStay Retirement 2020 Fund	A	200
MainStay Retirement 2020 Fund	I	200
MainStay Retirement 2020 Fund	R1	50
MainStay Retirement 2020 Fund	R2	50
MainStay Retirement 2020 Fund	R3	50
MainStay Retirement 2020 Fund	Investor	200
MainStay Retirement 2030 Fund	A	200

Name of Series	Name of Class	Authorized Shares (in Millions)
MainStay Retirement 2030 Fund	I	200
MainStay Retirement 2030 Fund	R1	50
MainStay Retirement 2030 Fund	R2	50
MainStay Retirement 2030 Fund	R3	50
MainStay Retirement 2030 Fund	Investor	200
MainStay Retirement 2040 Fund	A	200
MainStay Retirement 2040 Fund	I	200
MainStay Retirement 2040 Fund	R1	50
MainStay Retirement 2040 Fund	R2	50
MainStay Retirement 2040 Fund	R3	50
MainStay Retirement 2040 Fund	Investor	200
MainStay Retirement 2050 Fund	A	200
MainStay Retirement 2050 Fund	I	200
MainStay Retirement 2050 Fund	R1	50
MainStay Retirement 2050 Fund	R2	50
MainStay Retirement 2050 Fund	R3	50
MainStay Retirement 2050 Fund	Investor	200
MainStay S&P 500 Index Fund	A	250
MainStay S&P 500 Index Fund	B	250
MainStay S&P 500 Index Fund	C	250
MainStay S&P 500 Index Fund	I	250
MainStay S&P 500 Index Fund	R1	50
MainStay S&P 500 Index Fund	R2	50
MainStay S&P 500 Index Fund	Investor	200
MainStay Short Term Bond Fund	A	250
MainStay Short Term Bond Fund	B	250
MainStay Short Term Bond Fund	C	250
MainStay Short Term Bond Fund	I	250
MainStay Short Term Bond Fund	R1	50
MainStay Short Term Bond Fund	R2	50
MainStay Short Term Bond Fund	Investor	200
Common Stock (without further classification)		3,100
Total		30,800

THIRD:        The shares reclassified hereunder have been reclassified by the Board under the authority granted to it in the Charter.

FOURTH:    These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

FIFTH:          The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on June 18, 2009.

ATTEST:	ECLIPSE FUNDS INC.

/s/ Marguerite E. H. Morrison	/s/ Stephen P. Fisher
Marguerite E. H. Morrison	Stephen P. Fisher
Secretary	President